Exhibit 10.3

Amendment to Lease No. 4
BY AND BETWEEN
MERIT 99 OFFICE PORTFOLIO, L.P. AS LANDLORD
AND
GUST C. KEPLER, INDIVIDUALLY AS TENANT

This Amendment to Lease No. 4 is made effective this 1st day of August 2006 between MERIT 99 OFFICE PORTFOLIO, L.P. herein called "Landlord" and GUST C. KEPLER, Individually, herein called "Tenant".

WHEREAS, by a certain Office Lease Agreement (the "Lease"), and an Amendment to Lease No. 1 (the "First Amendment"), and an Amendment to Lease No. 2 dated April 13, 2004 (the "Second Amendment"), and an Amendment to Lease No. 3 dated March 30, 2005 Landlord did lease to Tenant Suites 365 and 360 on the third (3rd) floor in the Landlord's office building known as Parkway Plaza I, located at 14110 Dallas Parkway, Dallas, Texas. Said space consists of approximately 1,776 rentable square feet, and is herein called the "Premises";and

WHEREAS, the parties desire to extend the Term and make certain changes to said Lease.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and in said Lease the parties hereto agree as follows:

1.     Basic Rent.   Effective August 1, 2006, the Basic Rent for such extended term shall be $2,294.00 per month payable in advance by the first day of each month during said term.

2.     Extension of Term.   Effective August 1, 2006, the term for the Premises is hereby extended for six (6) months from July 31, 2006 to January 31, 2007.

3.     Tenant Improvements.   Tenant accepts Premises in "as is where is" condition with all faults accepted.

4.     Miscellaneous:

a.   The provisions of this Amendment to Lease No. 4 shall remain in full force and effect for the duration of the term of said Lease.

b.   Except as otherwise set forth herein, all of the terms and conditions of said Lease shall remain in full force and effect, and shall remain fully applicable to the Premises, throughout the duration of the term of said Lease. Said Lease, as amended herein, constitutes the entire agreement between the parties hereto, and not further modification of said Lease shall be binding unless evidence by an agreement in writing signed by Landlord and Tenant.

c.   The captions and paragraph numbers appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe, affect or describe the scope or intent of the provisions in this Agreement.

LANDLORD

MERIT 99 OFFICE PORTFOLIO, L.P.,
a Texas limited partnership

By:	MTP, Inc., General Partner

By:	DAVID R. ROELKE
David R. Roelke
Chief Operating Officer

TENANT

GUST C. KEPLER, Individually

By:	GUST KEPLER

Printed Name:	Gust Kepler